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                                                                    EXHIBIT 10.1




                           EL PASO ENERGY CORPORATION


                              STRATEGIC STOCK PLAN






              AMENDED AND RESTATED EFFECTIVE AS OF DECEMBER 3, 1999



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                                TABLE OF CONTENTS


SECTION 1         PURPOSES..............................................................................1

SECTION 2         DEFINITIONS...........................................................................1
         2.1      Beneficiary...........................................................................1
         2.2      Board of Directors....................................................................1
         2.3      Cause.................................................................................1
         2.4      Change in Control.....................................................................2
         2.5      Code..................................................................................3
         2.6      Common Stock..........................................................................3
         2.7      Company...............................................................................3
         2.8      Exchange Act..........................................................................3
         2.9      Fair Market Value.....................................................................3
         2.10     Good Reason...........................................................................4
         2.11     Management Committee..................................................................4
         2.12     Option................................................................................5
         2.13     Option Price..........................................................................5
         2.14     Participant...........................................................................5
         2.15     Performance Goals.....................................................................5
         2.16     Performance Period....................................................................5
         2.17     Permanent Disability or Permanently Disabled..........................................5
         2.18     Plan Administrator....................................................................6
         2.19     Restricted Stock......................................................................6
         2.20     Rule 16b-3............................................................................6
         2.21     Section 16 Insider....................................................................6
         2.22     Subsidiary............................................................................6
         2.23     Total Shareholder Return..............................................................6

SECTION 3         ADMINISTRATION........................................................................6

SECTION 4         ELIGIBILITY...........................................................................7

SECTION 5         SHARES AVAILABLE FOR THE PLAN.........................................................7

SECTION 6         STOCK OPTIONS.........................................................................8

SECTION 7         STOCK APPRECIATION RIGHTS............................................................13

SECTION 8         LIMITED STOCK APPRECIATION RIGHTS....................................................15

SECTION 9         RESTRICTED STOCK.....................................................................16

SECTION 10        REGULATORY APPROVALS AND LISTING.....................................................18


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El Paso Energy Corporation              i                      Table of Contents
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
SECTION 11        EFFECTIVE DATE AND TERM OF PLAN......................................................18

SECTION 12        GENERAL PROVISIONS...................................................................19

SECTION 13        COMPLIANCE WITH RULE 16b-3...........................................................21

SECTION 14        AMENDMENT, TERMINATION OR DISCONTINUANCE OF THE PLAN.................................21



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El Paso Energy Corporation             ii                      Table of Contents
Strategic Stock Plan


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                           EL PASO ENERGY CORPORATION
                              STRATEGIC STOCK PLAN
              AMENDED AND RESTATED EFFECTIVE AS OF DECEMBER 3, 1999

                               SECTION 1 PURPOSES

         The purposes of the El Paso Energy Corporation Strategic Stock Plan (the "Plan") are to promote the interests of the Company (as defined below) and its stockholders by strengthening its ability to attract and retain officers and key management employees in the employ of the Company and its Subsidiaries (as defined below) by furnishing suitable recognition of their ability and industry which contributes materially to the success of the Company in strategic transactions and to align the interests and efforts of the Company's officers and key management employees to the long-term interests of the Company's stockholders. The Plan provides for the grant of stock options, limited stock appreciation rights, stock appreciation rights and restricted stock in accordance with the terms and conditions set forth below.


                              SECTION 2 DEFINITIONS

         Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

2.1 BENEFICIARY

         The person or persons designated by the Participant pursuant to Section 6.2(f) of this Plan to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death.

2.2 BOARD OF DIRECTORS

         The Board of Directors of the Company.

2.3 CAUSE

         The Company may terminate the Participant's employment for Cause. A termination for Cause is a termination evidenced by a resolution adopted in good faith by the Management Committee (or by two-thirds (2/3) of the Board of Directors in the case of a Management Committee member) that the Participant (i) willfully and continually failed to substantially perform the Participant's duties with the Company (other than a failure resulting from the Participant's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Participant specifying the manner in which the Participant has failed to substantially perform or (ii) willfully engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of the Participant's employment shall


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El Paso Energy Corporation                                                Page 1
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be for Cause as set forth in clause (ii) above until (A) there shall have been delivered to the Participant a copy of a written notice setting forth that the Participant was guilty of the conduct set forth in clause (ii) above and specifying the particulars thereof in detail and (B) the Participant shall have been provided an opportunity to be heard by the Board of Directors (with the assistance of the Participant's counsel if the Participant so desires). No act, nor failure to act, on the Participant's part shall be considered "willful" unless the Participant has acted, or failed to act, with an absence of good faith and without a reasonable belief that the Participant's action or failure to act was in the best interest of the Company. Notwithstanding anything contained in the Plan to the contrary, no failure to perform by the Participant after notice of termination is given by the Participant shall constitute Cause.

2.4 CHANGE IN CONTROL

         As used in the Plan, a Change in Control shall be deemed to occur (i) if any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities, (ii) upon the first purchase of the Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company), (iii) upon the approval by the Company's stockholders of a merger or consolidation, a sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company, or (iv) if, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition at least eighty percent (80%) of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale or disposition. The acquisition and merger of Tenneco Inc. shall not constitute a Change in Control under this Plan.


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El Paso Energy Corporation                                                Page 2
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2.5 CODE

         The Internal Revenue Code of 1986, as amended and in effect from time to time, and the temporary or final regulations of the Secretary of the U.S. Treasury adopted pursuant to the Code.

2.6 COMMON STOCK

         The Common Stock of the Company, $3 par value per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5.

2.7 COMPANY

         El Paso Energy Corporation, a Delaware corporation.

2.8 EXCHANGE ACT

         The Securities Exchange Act of 1934, as amended.

2.9 FAIR MARKET VALUE

         As applied to a specific date, Fair Market Value shall be deemed to be the mean between the highest and lowest quoted selling prices at which Common Stock is sold on such date as reported in the NYSE-Composite Transactions by The Wall Street Journal on such date, or if no Common Stock was traded on such date, on the next preceding day on which Common Stock was so traded. Notwithstanding the foregoing, upon the exercise,

                  (a) during the thirty (30) day period following a Change in Control, of a limited stock appreciation right or stock appreciation right granted in connection with an option more than six (6) months prior to a Change in Control, or

                  (b) during the seven (7) month period following a Change in Control, of a limited stock appreciation right or of a stock appreciation right granted in connection with an option less than six
         (6) months prior to a Change in Control,

         On or after a Change in Control, Fair Market Value on the date of exercise shall be deemed to be the greater of (i) the highest price per share of Common Stock as reported in the NYSE-Composite Transactions by The Wall Street Journal during the sixty (60) day period ending on the day preceding the date of exercise of the stock appreciation right or limited stock appreciation right, as the case may be, and (ii) if the Change in Control is one described in clause (ii) or (iii) of Section 2.4, the highest price per share paid for Common Stock in connection with such Change in Control.


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El Paso Energy Corporation                                                Page 3
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2.10 GOOD REASON

         Good Reason shall mean the occurrence of any of the following events or conditions, after a Change in Control:

                  (a) a change in the Participant's status, title, position or responsibilities (including reporting responsibilities) which, in the Participant's reasonable judgment, represents a substantial reduction of the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Participant of any duties or responsibilities which, in the Participant's reasonable judgment, are inconsistent with such status, title, position or responsibilities; or any removal of the Participant from or failure to reappoint or reelect the Participant to any of such positions, except in connection with the termination of the Participant's employment for Cause, for Permanent Disability or as a result of his or her death, or by the Participant other than for Good Reason;

                  (b) a reduction in the Participant's annual base salary;

                  (c) the Company's requiring the Participant (without the consent of the Participant) to be based at any place outside a thirty-five (35) mile radius of his or her place of employment prior to a Change in Control, except for reasonably required travel on the Company's business which is not materially greater than such travel requirements prior to the Change in Control;

                  (d) the failure by the Company to (i) continue in effect any material compensation or benefit plan in which the Participant was participating at the time of the Change in Control or (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater);

                  (e) any material breach by the Company of any provision of the Plan; or

                  (f) any purported termination of the Participant's employment for Cause by the Company which does not otherwise comply with the terms of the Plan.

2.11 MANAGEMENT COMMITTEE

         A committee consisting of the Chief Executive Officer and such other senior officers as the Chief Executive Officer shall designate. The Chief Executive Officer may from time to time remove members from, or add members to, the Management Committee.


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El Paso Energy Corporation                                                Page 4
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2.12 OPTION

         An option which is not intended to meet the requirements of an Incentive Stock Option as defined in Section 422 of the Code.

2.13 OPTION PRICE

         The price per share of Common Stock at which each option is exercisable.

2.14 PARTICIPANT

         An eligible employee to whom an option, limited stock appreciation right, stock appreciation right or Restricted Stock is granted under the Plan as set forth in Section 4.

2.15 PERFORMANCE GOALS

         The Plan Administrator shall establish one or more performance goals ("Performance Goals") for each Performance Period in writing. Each Performance Goal selected for a particular Performance Period shall be a relative or absolute measure of any one or more of the following (or such other measures as the Plan Administrator may determine): Total Shareholder Return, operating income, pre-tax profit, earnings per share, cash flow, return on capital, return on equity, return on net assets, net income, debt reduction, safety, return on investment or revenues. The foregoing terms shall have the same meaning as used in the Company's financial statements, or if the terms are not used in the Company's financial statements, they shall have the meaning generally applied pursuant to general accepted accounting principles, or as used in the industry, as applicable.

2.16 PERFORMANCE PERIOD

         That period of time during which Performance Goals are measured to determine the vesting or granting of options, limited stock appreciation rights, stock appreciation rights or Restricted Stock, as the Plan Administrator may determine.

2.17 PERMANENT DISABILITY OR PERMANENTLY DISABLED

         A Participant shall be deemed to have become Permanently Disabled for purposes of the Plan if the Plan Administrator shall find upon the basis of medical evidence satisfactory to the Plan Administrator that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further employment by the Company or any of its Subsidiaries, and that such disability will be permanent and continuous during the remainder of the Participant's life; provided, that with respect to Section 16 Insiders such determination shall be made by the Board of Directors, or the Compensation Committee thereof, if required.


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El Paso Energy Corporation                                                Page 5
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2.18 PLAN ADMINISTRATOR

         The Management Committee (or the Board of Directors or a committee thereof in the case of Section 16 Insiders, if required), pursuant to Section 3, shall administer the Plan.

2.19 RESTRICTED STOCK

         Common Stock granted under the Plan that is subject to the requirements of Section 9 and such other restrictions as the Plan Administrator deems appropriate.

2.20 RULE 16b-3

         Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

2.21 SECTION 16 INSIDER

         Any person who is selected by the Plan Administrator to receive options, limited stock appreciation rights, stock appreciation rights and/or Restricted Stock pursuant to the Plan and who is subject to the requirements of
Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder.

2.22 SUBSIDIARY

         An entity that is designated by the Plan Administrator as a subsidiary for purposes of the Plan and that is a corporation (or other form of business association that is treated as a corporation for tax purposes) of which shares (or other ownership interests) having more than fifty percent (50%) of the voting power are owned or controlled, directly or indirectly, by the Company so as to qualify as a "subsidiary corporation" (within the meaning of Section 424(f) of the Code).

2.23 TOTAL SHAREHOLDER RETURN

         The sum of (i) the appreciation or depreciation in the price of a share of a company's common stock, and (ii) the dividends and other distributions paid and/or declared during the applicable Performance Period, expressed as a percentage basis of the Fair Market Value of such share on the first day of the applicable Performance Period, as calculated in a manner determined by the Plan Administrator.


                            SECTION 3 ADMINISTRATION

         3.1 The Plan shall be administered by the Management Committee, unless the Board of Directors shall otherwise determine the administrator of the Plan.


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El Paso Energy Corporation                                                Page 6
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         3.2 Except for the terms and conditions explicitly set forth in the
Plan, the Plan Administrator shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to select persons eligible to participate in the Plan, to grant options, limited stock appreciation rights, stock appreciation rights and Restricted
Stock thereunder, to administer the Plan, to make recommendations to the Board of Directors, to take all such steps and make all such determinations in connection with the Plan and the options, limited stock appreciation rights, stock appreciation rights and Restricted Stock granted thereunder as it may deem necessary or advisable, which determination shall be final and binding upon all Participants. The Plan Administrator shall cause the Company at its expense to take any action related to the Plan which may be required or necessary to comply with the provisions of any federal or state law or any regulations issued thereunder.

         3.3 Each member of the Management Committee acting as Plan Administrator, while serving as such, shall be considered to be acting in his or her capacity as an officer of the Company. Members of the Management Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.


                              SECTION 4 ELIGIBILITY

         To be eligible for selection by the Plan Administrator to participate in the Plan, an individual must be an officer or key management employee of the Company, or of any Subsidiary, as of the date on which the Plan Administrator grants to such individual an option, limited Stock appreciation right, stock appreciation right or Restricted Stock or a person who, in the judgment of the Plan Administrator, holds a position of responsibility and is able to contribute substantially to the Company's continued success. Notwithstanding the foregoing, the Plan Administrator may make a grant under this Plan to individuals who are not officers or key management employees, provided that the effectiveness of such grant shall be conditioned upon such individual becoming an officer or key management employee of the Company or any Subsidiary. Members of the Board of Directors of the Company who are full-time salaried officers shall be eligible to participate. Members of the Board of Directors who are not employees are not eligible to participate in this Plan.


                     SECTION 5 SHARES AVAILABLE FOR THE PLAN

         5.1 Subject to Section 5.2, the maximum number of shares that may be issued for which options, limited stock appreciation rights, stock appreciation rights and Restricted Stock may at any time be granted under the Plan is four million (4,000,000) shares of Common Stock, from shares held in the Company's treasury or out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Plan Administrator, subject to, and reduced by (on a post-split basis),


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El Paso Energy Corporation                                                Page 7
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the number of shares of Common Stock awarded prior to the occurrence of a two-for-one stock split effected by the Company in the form of a 100% stock dividend on April 1, 1998. Any options, limited stock appreciation rights, stock appreciation rights and shares of Restricted Stock outstanding under the Plan on April 1, 1998, shall be adjusted on a two-for-one basis to reflect the stock dividend. For purposes of this Section 5.1, the aggregate number of shares of Common Stock issued under this Plan at any time shall equal only the number of shares actually issued upon exercise or settlement of options, limited stock appreciation rights, stock appreciation rights or Restricted Stock and not returned to the Company upon cancellation, expiration or forfeiture (regardless of whether the holder of such awards received dividends or other economic benefits) of any such award or delivered (either actually or by attestation) in payment or satisfaction of the purchase price, exercise price or tax obligation of the award.

         5.2 In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board of Directors, upon the recommendation of the Plan Administrator, may make appropriate adjustments in the number of shares authorized for the Plan and, with respect to outstanding options, limited stock appreciation rights, stock appreciation rights, and Restricted Stock, the Plan Administrator may make appropriate adjustments in the number of shares and the Option Price.


                             SECTION 6 STOCK OPTIONS

         6.1 Options may be granted to eligible employees in such number, and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The granting of an option shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such an option to a particular Participant at a particular price. Each option shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan.

         6.2 All options granted under the Plan shall be subject to the following terms and conditions:

         (a) Option Price

                  The Option Price shall be the Fair Market Value of the Common Stock on the date the option is granted, unless otherwise determined by the Plan Administrator.


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El Paso Energy Corporation                                                Page 8
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         (b) Duration of Options

                  Options shall be exercisable at such time and under such conditions as set forth in the option grant, but in no event shall any option be exercisable later than the tenth anniversary of the date of its grant.

         (c) Exercise of Options

                  Subject to Section 6.2(j), a Participant may not exercise an option until the Participant has completed one (1) year of continuous employment with the Company or any of its Subsidiaries from and including the date on which the option is granted, or such shorter or longer period as the Plan Administrator may determine in a particular case. This requirement is waived in the event of death or Permanent Disability of a Participant before such period of continuous employment is completed and may be waived or modified in the agreement evidencing the option or by written notice to the Participant from the Plan Administrator. Thereafter, shares of Common Stock covered by an option may be purchased at one time or in such installments over the balance of the option period as may be provided in the option grant. Any shares not purchased on the applicable installment date may be purchased thereafter at any time prior to the final expiration of the option. To the extent that the right to purchase shares has accrued thereunder, options may be exercised from time to time by written notice to the Company setting forth the number of shares with respect to which the option is being exercised.

         (d) Payment

                  The purchase price of shares purchased under options shall be paid in full to the Company upon the exercise of the option by delivery of consideration equal to the product of the Option Price and the number of shares purchased (the "Purchase Price"). Such consideration may be either (i) in cash or (ii) at the discretion of the Plan Administrator, in Common Stock already owned by the Participant for at least six (6) months, or any combination of cash and Common Stock. The Fair Market Value of such Common Stock as delivered shall be valued as of the day prior to delivery. The Plan Administrator can determine at the time the option is granted that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws, regulations and state corporate law), an option may also be exercised by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the Purchase Price. A Participant shall have none of the rights of a stockholder until the shares of Common Stock are issued to the Participant.

                  If specifically authorized in the option grant, a Participant may elect to pay all or a portion of the Purchase Price by having shares of Common Stock with a


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El Paso Energy Corporation                                                Page 9
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         Fair Market Value equal to all or a portion of the Purchase Price be withheld from the shares issuable to the Participant upon the exercise of the option; provided that such shall be permitted of a Participant who is a Section 16 Insider only if approved in advance by the Board of Directors or Plan Administrator, if required by Section 16, and rules promulgated thereunder, of the Exchange Act. The Fair Market Value of such Common Stock as is withheld shall be determined as of the same day as the exercise of the option.

                  Notwithstanding any other provision in this Plan to the contrary and unless the Plan Administrator shall otherwise determine, in the event of a "cashless" exercise, and for that purpose only under this Plan, a Participant's compensation shall be equal to the difference between the actual sales price received for the underlying Common Stock and the Option Price. For all other purposes under this Plan, the Fair Market Value shall be the value against which compensation is determined.

         (e) Restrictions

                  The Plan Administrator shall determine and reflect in the option grant, with respect to each option, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock which may be purchased thereunder, including, but not limited to, restrictions on the transferability of such shares acquired through the exercise of such options for such periods as the Plan Administrator may determine and, further, that in the event a Participant's employment by the Company, or a Subsidiary, terminates during the period in which such shares are nontransferable, the Participant shall be required to sell such shares back to the Company at such prices as the Plan Administrator may specify in the option. In addition, the Plan Administrator may require that a Participant who wants to effectuate a "cashless" exercise of options be required to sell the shares of Common Stock acquired in the associated exercise to the Company, or in the open market through the use of a broker selected by the Company, at such price and on such terms as the Plan Administrator may determine at the time of grant, or otherwise.

         (f) Nontransferability of Options

                  Options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing and only as provided by the Plan Administrator or the Company, as applicable, options may be transferred to a Participant's immediate family members, directly or indirectly or by means of a trust, corporate entity or partnership (a person who thus acquires this option by such transfer, a "Permitted Transferee"). A transfer of an option may only be effected by the Company at the request of the Participant and shall become


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El Paso Energy Corporation                                               Page 10
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         effective upon the Permitted Transferee agreeing to such terms as the
         Plan Administrator may require and only when recorded in the Company's record of outstanding options. In the event an option is transferred as contemplated hereby, the option may not be subsequently transferred by the Permitted Transferee except a transfer back to the Participant or by will or the laws of descent and distribution. A transferred option may be exercised by a Permitted Transferee to the same extent as, and subject to the same terms and conditions as, the Participant (except as otherwise provided herein), as if no transfer had taken place. As used herein, "immediate family" shall mean, with respect to any person, such person's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and shall include adoptive relationships. In the event of exercise of a transferred option by a Permitted Transferee, any amounts due to (or to be withheld by) the Company upon exercise of the option shall be delivered by (or withheld from amounts due to) the Participant, the Participant's estate or the Permitted Transferee, in the reasonable discretion of the Company.

                  In addition, to the extent permitted by applicable law and Rule 16b-3, the Plan Administrator may permit a recipient of a Nonqualified Option to designate in writing during the Participant's lifetime a Beneficiary to receive and exercise the Participant's options in the event of such Participant's death (as provided in Section 6.2(i)). Except as otherwise provided for herein, if any Participant attempts to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan or such option, or suffers the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, all affected options held by such Participant shall be immediately forfeited.

         (g) Purchase for Investment

                  The Plan Administrator shall have the right to require that each Participant or other person who shall exercise an option under the Plan, and each person into whose name shares of Common Stock shall be issued pursuant to the exercise of an option, represent and agree that any and all shares of Common Stock purchased pursuant to such option are being purchased for investment only and not with a view to the distribution or resale thereof and that such shares will not be sold except in accordance with such restrictions or limitations as may be set forth in the option. This Section 6.2(g) shall be inoperative during any period of time when the Company has obtained all necessary or advisable approvals from governmental agencies and has completed all necessary or advisable registrations or other qualifications of shares of Common Stock as to which options may from time to time be granted.


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         (h) Termination of Employment

                  Upon the termination of a Participant's employment for any reason other than death or Permanent Disability, the Participant's option shall be exercisable only to the extent that it was then exercisable and, unless the term of the options expires sooner, such options shall expire according to the following schedule; provided, that the Plan Administrator may at any time determine in a particular case that specific limitations and restrictions under the Plan shall not apply:

                  (i)      Retirement

                           The option shall expire, unless exercised, thirty-six
                  (36) months after the Participant's retirement from the Company or any Subsidiary.

                  (ii)     Disability

                           The option shall expire, unless exercised, thirty-six
                  (36) months after the Participant's Permanent Disability.

                  (iii)    Termination

                           Subject to subparagraph (iv) below, the option shall
                  expire, unless exercised, not later than thirty-six (36) months, as specified in the grant letter, after a Participant resigns or is terminated as an employee of the Company or any of its Subsidiaries, unless the Plan Administrator shall have determined in a specific case that the option should expire sooner or should terminate when the Participant's employment status ceases.

                  (iv)     Termination Following a Change in Control

                           The option shall expire, unless exercised, thirty-six
                  (36) months after a Participant's termination of employment (other than a termination by the Company for Cause or a voluntary termination by the Participant other than for Good Reason) following a Change in Control, provided that said termination of employment occurs within two (2) years following a Change in Control.

                  (v)      All Other Terminations

                           Notwithstanding subparagraphs (iii) and (iv) above,
                  the option shall expire upon termination of employment for Cause.

         (i) Death of Participant

                  Upon the death of a Participant, whether during the Participant's period of employment or during the thirty-six (36) month period referred to in Sections


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         6.2(h)(i), (ii) and (iii), the option shall expire, unless the original term of the option expires sooner, twelve (12) months after the date of the Participant's death, unless the option is exercised within such twelve (12) month period by the Participant's Beneficiary, legal representatives, estate or the person or persons to whom the deceased's option rights shall have passed by will or the laws of descent and distribution; provided, that the Plan Administrator shall determine in a particular case that specific limitations and restrictions under the Plan shall not apply. Notwithstanding any other Plan provisions pertaining to the times at which options may be exercised, no option shall continue to be exercisable, pursuant to Section 6.2(h) or this
         Section 6.2(i), at a time that would violate the maximum duration of
         Section 6.2(b).

         (j) Change in Control

                  Notwithstanding other Plan provisions pertaining to the times at which options may be exercised, all outstanding options, to the extent not then currently exercisable, shall become exercisable in full upon the occurrence of a Change in Control. In addition, no option shall continue to be exercisable at a time that would violate the maximum duration of Section 6.2(b).

         (k) Deferral Election

                  A Participant may elect irrevocably (at a time and in the manner determined by the Plan Administrator or the Company, as appropriate) at any time prior to exercising an option granted under the Plan that issuance of shares of Common Stock upon exercise of such option and/or associated stock appreciation right shall be deferred until a pre-specified date in the future or until the Participant ceases to be employed by the Company or any of its Subsidiaries, as elected by the Participant. After the exercise of any such option and prior to the issuance of any deferred shares, the number of shares of Common Stock issuable to the Participant shall be credited to the deferred stock account (or such other account(s) as the Management Committee shall deem necessary and appropriate) under a memorandum deferred account established pursuant to the Company's then-existing Deferred Compensation Plan (as it may be further amended) (the "Deferred Compensation Plan"), and any dividends or other distributions paid on the Common Stock (or its equivalent) shall be deemed reinvested in additional shares of Common Stock (or its equivalent) until all credited deferred shares shall become issuable pursuant to the Participant's election, unless the Management Committee of the Deferred Compensation Plan shall otherwise determine.


                       SECTION 7 STOCK APPRECIATION RIGHTS

         7.1 The Plan Administrator may grant stock appreciation rights to Participants in connection with any option granted under the Plan, either at the time of the grant of such option or at any time thereafter during the term of the option. Such stock appreciation rights shall cover the same shares covered by the options (or such lesser


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

number of shares of Common Stock as the Plan Administrator may determine) and shall, except as provided in Section 7.3, be subject to the same terms and conditions as the related options and such further terms and conditions not inconsistent with the Plan as shall from time to time be determined by the Plan Administrator.

         7.2 Each stock appreciation right shall entitle the holder of the related option to surrender to the Company unexercised the related option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Option Price per share times the number of shares covered by the option, or portion thereof, which is surrendered. Payment shall be made in shares of Common Stock valued at Fair Market Value as of the date the right is exercised, or in cash, or partly in shares and partly in cash, at the discretion of the Plan Administrator; provided, however, that payment shall be made solely in cash with respect to a stock appreciation right which is exercised within seven (7) months following a Change in Control. Stock appreciation rights may be exercised from time to time upon actual receipt by the Company of written notice stating the number of shares of Common Stock with respect to which the stock appreciation right is being exercised. The value of any fractional shares shall be paid in cash.

         7.3 Stock appreciation rights are subject to the following restrictions:

                  (a) Each stock appreciation right shall be exercisable at such time or times as the option to which it relates shall be exercisable, or at such other times as the Plan Administrator may determine; provided, however, that such right shall not be exercisable until the Participant shall have completed a six (6) month period of continuous employment with the Company or any of its Subsidiaries immediately following the date on which the stock appreciation right is granted. In the event of death or Permanent Disability of a Participant during employment but before the Participant has completed such period of continuous employment, such stock appreciation right shall be exercisable; but only within the period specified in the related option. In the event of a Change in Control, the requirement that a Participant shall have completed a six (6) month period of continuous employment is waived with respect to a Participant who is employed by the Company at the time of the Change in Control but who, within the six (6) month period, voluntarily terminates employment for Good Reason or is terminated by the Company other than for Cause.

                  (b) Except in the event of a Change in Control, the Plan Administrator in its sole discretion may approve or deny in whole or in part a request to exercise a stock appreciation right. Denial or approval of such request shall not require a subsequent request to be similarly treated by the Plan Administrator.

                  (c) The right of a Participant to exercise a stock appreciation right shall be canceled if and to the extent the related option is exercised. To the extent


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

         that a stock appreciation right is exercised, the related option shall be deemed to have been surrendered unexercised and canceled.

                  (d) A holder of stock appreciation rights shall have none of the rights of a stockholder until shares of Common Stock, if any, are issued to such holder pursuant to such holder's exercise of such rights.

                  (e) The acquisition of Common Stock pursuant to the exercise of a stock appreciation right shall be subject to the same restrictions as would apply to the acquisition of Common Stock acquired upon acquisition of the related option, as set forth in Section 6.2.


                   SECTION 8 LIMITED STOCK APPRECIATION RIGHTS

         8.1 The Plan Administrator may grant limited stock appreciation rights to Participants in connection with any options granted under the Plan, either at the time of the grant of such option or at any time thereafter during the term of the option. Such limited stock appreciation rights shall cover the same shares covered by the options (or such lesser number of shares of Common Stock as the Plan Administrator may determine) and shall, except as provided in
Section 8.3, be subject to the same terms and conditions as the related options and such further terms and conditions not inconsistent with the Plan as shall from time to time be determined by the Plan Administrator.

         8.2 Each limited stock appreciation right shall entitle the holder of the related option to surrender to the Company the unexercised portion of the related option and to receive from the Company in exchange therefor an amount in cash equal to the excess of the Fair Market Value of one (1) share of Common Stock on the date the right is exercised over the Option Price per share times the number of shares covered by the option, or portion thereof, which is surrendered.

         8.3 Limited stock appreciation rights are subject to the following restrictions:

                  (a) Each limited stock appreciation right shall be exercisable in full for a period of seven (7) months following the date of a Change in Control regardless of whether the holder is employed by the Company or any of its Subsidiaries on the date the right is exercised; provided. Limited stock appreciation rights shall be exercisable only to the same extent and subject to the same conditions as the options related thereto are exercisable, as provided in Section 6.2(j).

                  (b) The right of a Participant to exercise a limited stock appreciation right shall be canceled if and to the extent the related option is exercised. To the extent that a limited stock appreciation right is exercised, the related option shall be deemed to have been surrendered unexercised and canceled.



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

                           SECTION 9 RESTRICTED STOCK

         9.1 Restricted Stock may be granted to Participants in such number and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective Participants, their present and potential contributions to the success of the Company, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The granting of Restricted Stock shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such Restricted Stock to a particular Participant. Each grant shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan. The Participant receiving a grant of Restricted Stock shall be recorded as a stockholder of the Company. Each Participant who receives a grant of Restricted Stock shall have all the rights of a stockholder with respect to such shares (except as provided in the restrictions on transferability), including the right to vote the shares and receive dividends and other distributions; provided, however, that no Participant awarded Restricted Stock shall have any right as a stockholder with respect to any shares subject to the Participant's Restricted Stock grant prior to the date of issuance to the Participant of a certificate or certificates for such shares, or before the effective date of any book entry form, as applicable.

         9.2 A grant of Restricted Stock shall entitle a Participant to receive, on the date or dates designated by the Plan Administrator, upon payment to the Company of the par value of the Common Stock in a manner determined by the Plan Administrator, the number of shares of Common Stock selected by the Plan Administrator. The Plan Administrator may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period (as defined in Section 9.3) expires or until restrictions thereon otherwise lapse, and may require, as a condition of any issuance of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the shares of Restricted Stock.

         9.3 During a period of years following the date of grant, as determined by the Plan Administrator, which shall in no event be less than one (1) year and/or until the required Performance Goals are achieved, if applicable (the "Restriction Period"), the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or Permanent Disability, the transfer to the Company as provided under the Plan or the Plan Administrator's waiver or modification of such restrictions in the agreement evidencing the grant of Restricted Stock, or by resolution of the Plan Administrator adopted at any time.

         9.4 Except as provided in Section 9.5 or 9.6, or as determined by the Plan Administrator, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject


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

to restriction shall be forfeited by the Participant to the Company. In addition, in the event of any attempt by the Participant to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of the terms of the Plan, such shares shall be forfeited to the Company.

         9.5 The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock shall lapse, upon the Participant's death or Permanent Disability or any termination of employment determined by the Plan Administrator to end the Restriction Period.

         9.6 The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock shall terminate immediately upon a Change in Control.

         9.7 When the restrictions imposed by Section 9.3 expire or otherwise lapse with respect to one or more shares of Restricted Stock, the Company shall deliver to the Participant (or the Participant's legal representative, Beneficiary or heir) one (1) share of Common Stock for each share of Restricted Stock. At that time, the agreement referred to in Section 9.1, as it relates to such shares, shall be terminated.

         9.8 Subject to Section 9.2, a Participant entitled to receive Restricted Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

         9.9 A Participant may elect irrevocably (at a time and in the manner determined by the Plan Administrator or the Company, as appropriate), prior to vesting of Restricted Stock, that the Participant relinquishes any and all rights in the shares of Restricted Stock in exchange for an interest in the Deferred Compensation Plan and receipt of such shares shall be deferred until a pre-specified date in the future or until the Participant ceases to be employed by the Company or any of its Subsidiaries, as elected by the Participant. At the time the restrictions lapse on the shares of Restricted Stock (as specified at the time of grant, or otherwise if changed by the Plan Administrator), the number of shares of Common Stock issuable to the Participant shall be credited to the deferred stock account (or such other account(s) as the Management Committee shall deem necessary and appropriate) under a memorandum deferred account established pursuant to the Deferred Compensation Plan, and any dividends or other distributions paid on the Common Stock (or its equivalent) shall be deemed reinvested in additional shares of Common Stock (or its equivalent) until all credited deferred shares shall become issuable pursuant to the Participant's election, unless the Management Committee of the Deferred Compensation Plan shall otherwise determine.



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

                   SECTION 10 REGULATORY APPROVALS AND LISTING

         10.1 The Company shall not be required to issue any certificate for shares of Common Stock upon the exercise of an option or a stock appreciation right granted under the Plan, with respect to a grant of Restricted Stock:

                  (a) obtaining any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable;

                  (b) listing of such shares on any stock exchange on which the Common Stock may then be listed; or

                  (c) completing any registration or other qualification of such shares under any federal or state laws, rulings or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.

         All certificates, or book-entry accounts, for shares of Common Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Plan Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed and any applicable federal or State securities laws, and the Plan Administrator may cause a legend or legends to be placed on any such certificates, or notations on such book-entry accounts, to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, or if and so long as the Plan Administrator determines that application of such provisions as no longer required or desirable. In making such determination, the Plan Administrator may rely upon an opinion of counsel for the Company.


                   SECTION 11 EFFECTIVE DATE AND TERM OF PLAN

         The Plan was originally adopted by the Board of Directors effective as of June 19, 1996. The Board amended and restated the Plan effective as of December 3, 1999, and also effective as of August 1, 1998, in connection with the reorganization of the Company into a holding company structure whereby El Paso Energy Corporation became the publicly held company and El Paso Natural Gas Company became a wholly owned subsidiary. This Plan was assumed by El Paso Energy Corporation pursuant to an Assignment and Assumption Agreement effective as of August 1, 1998, by and between El Paso Energy Corporation and El Paso Natural Gas Company. Options, limited stock appreciation rights, stock appreciation rights and Restricted Stock may be granted pursuant to the Plan from time to time within the period commencing upon adoption of


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El Paso Energy Corporation                                               Page 18
Strategic Stock Plan
the Plan by the Board of Directors and ending ten (10) years after the of such adoption. Options, limited stock appreciation rights, stock appreciation rights and Restricted Stock theretofore granted may extend beyond that date and the terms and conditions of the Plan shall continue to apply thereto and to shares of Common Stock acquired thereunder. To the extent required for compliance with Rule 16b-3, shares of Common Stock underlying options, limited stock appreciation rights, stock appreciation rights, Restricted Stock and Common
Stock granted to Section 16 Insiders may not be sold until a date at least six
(6) months after the date of such grant.


                         SECTION 12 GENERAL PROVISIONS

         12.1 Nothing contained in the Plan, or in any option, limited stock appreciation right, stock appreciation right or Restricted Stock granted pursuant to the Plan, shall confer upon any employee any right with respect to continuance of employment by the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment of such employee at any time with or without assigning any reason therefor.

         12.2 Grants, vesting or payment of stock options, limited stock appreciation rights, stock appreciation rights or Restricted Stock shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension or other benefit unless otherwise permitted by other benefit plans provided by the Company or its Subsidiaries, or required by law or by contractual obligations of the Company or its Subsidiaries.

         12.3 The right of a Participant or Beneficiary to the payment of any compensation under the Plan may not be assigned, transferred, pledged or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process.

         12.4 Leaves of absence for such periods and purposes conforming to the personnel policy of the Company, or of its Subsidiaries, as applicable, shall not be deemed terminations or interruptions of employment, unless a Participant commences a leave of absence from which he or she is not expected to return to active employment with the Company or its Subsidiaries.

         12.5 In the event a Participant is transferred from the Company to a Subsidiary, or vice versa, or is promoted or given different responsibilities, the stock options, limited stock appreciation rights, stock appreciation rights and Restricted Stock granted to the Participant prior to such date shall not be affected. Notwithstanding the foregoing or any other provision in this Plan, in the event a Participant becomes an officer or director of the Company subject to
Section 16(b) of the Exchange Act, the Plan Administrator may take any and all action necessary to prevent any violation of Section 16(b), including, but not limited to, accelerating the vesting of options, rights or Restricted Stock, canceling any unvested options, rights or Restricted Stock and/or requiring the Participant to


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El Paso Energy Corporation                                               Page 19
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

exercise any and all vested options or rights at such times as the Plan Administrator may determine.

         12.6 The Plan shall be construed and governed in accordance with the laws of the State of Texas, except that it shall be construed and governed in accordance with applicable federal law in the event that such federal law preempts state law.

         12.7 Appropriate provision shall be made for all taxes required to be withheld in connection with the exercise, grant or other taxable event with respect to options, limited stock appreciation rights, stock appreciation rights, Restricted Stock and Performance Units under the applicable laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign, including, but not limited to, the required withholding of a sufficient number of shares of Common Stock otherwise issuable to a Participant to satisfy the said required minimum tax withholding obligations. Unless otherwise provided in the grant, a Participant is permitted to deliver shares of Common Stock (including shares acquired pursuant to the exercise of an option or stock appreciation right other than the option or stock appreciation right currently being exercised, to the extent permitted by applicable regulations) for payment of withholding taxes on the exercise of an option, stock appreciation right, or limited stock appreciation right, upon the grant or vesting of Restricted Stock. At the election of the Plan Administrator or, subject to approval of the Plan Administrator at its sole discretion, at the election of a Participant, shares of Common Stock may be withheld from the shares issuable to the Participant upon the exercise of an option or stock appreciation right or upon the vesting of the Restricted Stock to satisfy tax withholding obligations. The Fair Market Value of Common Stock as delivered pursuant to this Section 12.7 shall be valued as of the day prior to delivery, and shall be calculated in accordance with Section 2.9.

         Any Participant that makes a Section 83(b) election under the Code shall, within ten (10) days of making such election, notify the Company in writing of such election and shall provide the Company with a copy of such election form filed with the Internal Revenue Service.

         Tax advice should be obtained by the Participant prior to the Participant's (i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the times of distributions under the Plan, or
(iii) disposing of any shares of Common Stock issued under the Plan.

         12.8 Any amounts (deferred or otherwise) to be paid to Participants pursuant to the Plan are unfunded obligations. Neither the Company nor any Subsidiary is required to segregate any monies from its general funds, to create any trusts or to make any special deposits with respect to this obligation. The Management Committee, in its sole discretion, may direct the Company to share with its subsidiaries the costs of a portion of the incentive awards paid to Participants who are executives of those companies. Beneficial ownership of any investments, including trust investments which the Company may make to fulfill this obligation, shall at all times remain in the Company. Any


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El Paso Energy Corporation                                               Page 20
Strategic Stock Plan
investments and the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or a fiduciary relationship between the Plan Administrator, the Management Committee, the Company or any Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's Beneficiary or the Participant's creditors in any assets of the Company or its Subsidiaries whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.



                     SECTION 13 COMPLIANCE WITH RULE 16b-3

         The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards granted to or held by Section 16 Insiders, the Plan shall comply in all respects with Rule 16b-3, or with any other exemption available pursuant to Section 16 of the Exchange Act or rules thereunder, and, if any Plan provision is later found not to be in compliance with Rule 16b-3, that provision shall be deemed modified as necessary to meet the requirements of Rule 16b-3.

         Notwithstanding anything in the Plan to the contrary, the Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are
Section 16 Insiders without so restricting, limiting or conditioning the Plan with respect to other Participants.


         SECTION 14 AMENDMENT, TERMINATION OR DISCONTINUANCE OF THE PLAN

         14.1 Subject to the Board of Directors and Section 14.2, the Plan Administrator may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company, including, but not limited to, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 10; provided, however, that no change in any option, limited stock appreciation right, stock appreciation right or Restricted Stock theretofore granted may be made without the consent of the Participant which would impair the right of the Participant to acquire or retain Common Stock or cash that the Participant may have acquired as a result of the Plan.

         14.2 The Board of Directors may at any time suspend the operation of or terminate the Plan with respect to any shares of Common Stock or rights which are not at that time subject to option, limited stock appreciation right, stock appreciation right or grant of Restricted Stock.




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El Paso Energy Corporation                                               Page 21
Strategic Stock Plan

         IN WITNESS WHEREOF, the Company has caused the Plan to be amended and restated effective as of December 3, 1999.


                                             EL PASO ENERGY CORPORATION


                                             By /s/ Joel Richards, III
                                               ---------------------------------
                                             Title:  Executive Vice President


ATTEST:

By /s/ David L. Siddall
  -------------------------------------
Title:   Corporate Secretary






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El Paso Energy Corporation                                               Page 22
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